EXHIBIT 10.1

                             KERR-McGEE CORPORATION
              DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS (As Amended and Restated, Effective January 1, 2003)

                                Table of Contents
Article                                                                     Page
-------                                                                     ----

   I  Definitions          ....................................................1
        1.1 Board          ....................................................1
        1.2 Company        ....................................................1
        1.3 Deferral Form  ....................................................1
        1.4 Deferred Cash Account..............................................1
        1.5 Deferred Stock Award Account.......................................1
        1.6 Director       ....................................................1
        1.7 Eligible Income ...................................................1
        1.8 Investment Options.................................................2
        1.9 Normal Distribution Date...........................................2
        1.10 Participant   ....................................................2
        1.11 Plan          ....................................................2
        1.12 Plan Year     ....................................................2
        1.13 Restricted Stock..................................................2
        1.14 Shares        ....................................................2
        1.15 Stock Award   ....................................................2
        1.16 Trustee       ....................................................2

  II  Participation        ....................................................2

 III  Cash Deferrals       ....................................................3
        3.1 Deferral Elections.................................................3
        3.2 Revision of Elections..............................................3
        3.3 Crediting of Deferrals.............................................3
        3.4 Vesting        ....................................................3
        3.5 Earnings       ....................................................3
        3.6 Distributions of Deferred Cash Accounts............................3
            (a) Early Distribution.............................................3
            (b) Normal Distribution............................................4
            (c) Disability Distribution........................................4
            (d) General Rule...................................................4
        3.7 Distributions Upon Death...........................................4
        3.8 Manner of Payment..................................................5
        3.9 Consolidation of Payments..........................................5

  IV  Stock Deferrals      ....................................................5
        4.1 Deferrals of Stock Awards..........................................5
            (a) Stock Options and SARS.........................................5
            (b) Restricted Stock Awards........................................5
        4.2 Election Irrevocable...............................................6
        4.3 Crediting of Deferrals.............................................6
        4.4 Distribution of Deferred Stock Award Accounts......................6
            (a) Early Distribution.............................................6
            (b) Normal Distribution............................................6
            (c) Disability.....................................................7
            (d) General Rule...................................................7
        4.5 Distributions Upon Death...........................................7
        4.6 Manner of Payment..................................................7



  IV  Stock Deferrals (con't)

        4.7 Consolidation of Payments..........................................7

   V  Immediate In-Service Withdrawals.........................................8

  VI  Administration       ....................................................8
        6.1 General Administration.............................................8
        6.2 Effect of Taxation.................................................8
        6.3 Claims for Benefits................................................8
        6.4 Indemnification9

VII   Amendment or Termination ................................................9
        7.1 Amendment or Termination...........................................9
        7.2 Effect of Amendment or Termination.................................9

VIII  General Provisions   ....................................................9
        8.1 Rights Unsecured...................................................9
        8.2 No Guarantee of Benefits..........................................10
        8.3 No Enlargement of Rights..........................................10
        8.4 Spendthrift Provision.............................................10
        8.5 Applicable Law 10
        8.6 Incapacity of Recipient...........................................10
        8.7 Taxes          ...................................................10
        8.8 Corporate Successors..............................................11
        8.9 Unclaimed Benefits................................................11
        8.10 Words and Headings...............................................11





                         KERR-McGEE CORPORATION DEFERRED
                  COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS
              (As Amended and Restated, Effective January 1, 2003)


     The Kerr-McGee Corporation Deferred Compensation Plan for Non-Employee Directors (the "Plan") was established and has been maintained by Kerr-McGee Corporation (the "Company") to permit non-employee directors of the Company to defer receipt of certain compensation. The Kerr-McGee Corporation Stock Deferred Compensation Plan for Non-Employee Directors was merged into the Plan effective January 1, 2003.

     The Company hereby adopts this amended and restated version of the Plan, effective January 1, 2003, pursuant to the terms and provisions set forth below:

                                    ARTICLE I

                                   DEFINITIONS
     Wherever  used  herein  the   following   terms  shall  have  the  meanings
hereinafter set forth:

     1.1. "Board" means the Board of Directors of the Company.

     1.2. "Company" means Kerr-McGee Corporation or any successor corporation or other entity.

     1.3. "Deferral Form" means a written form provided by the Company pursuant to which a Director may elect to defer amounts under the Plan.

     1.4. "Deferred Cash Account" means a bookkeeping account established under the Plan for each Participant electing to defer Eligible Income under Section 3.1.

     1.5. "Deferred Stock Award Account" means a bookkeeping account established under the Plan for each Participant electing to defer a Stock Award under
Section 4.1.

     1.6. "Director" means a member of the Board who is not also an employee of the Company or any of its subsidiaries or affiliates.

     1.7. "Eligible Income" means all cash compensation payable by the Company to a Director in his capacity as Director, including annual retainer fees, additional fees for serving as chairman of a Board committee and fees for attending meetings of the Board and meetings of Board committees; provided that, "Eligible Income" shall not include reimbursement of expenses incurred by a Director.

     1.8. "Investment Options" means the investment options, as determined from time to time by the Board, used to credit earnings, gains and losses on Participant Deferred Cash Account balances. Such Investment Options may include a fund invested primarily in Shares.

     1.9. "Normal Distribution Date" means the Participant's last day of service as a Director.

     1.10. "Participant" means a Director who elects to defer amounts under the Plan.

     1.11. "Plan" means the Kerr-McGee Corporation Deferred Compensation Plan for Non-Employee Directors, as set forth herein and as amended from time to time.

     1.12. "Plan Year" means January 1 through December 31.

     1.13. "Restricted Stock" means an award of Shares which are subject to a risk of forfeiture upon the happening of certain events.

     1.14. "Shares" means shares of Company common stock.

     1.15. "Stock Award" means an award of options to purchase Shares, Restricted Stock, or a stock appreciation right granted by the Company to a Director under an equity compensation plan sponsored by the Company or otherwise.

     1.16. "Trustee" shall mean the trustee of a trust established by the Company, into which the Company may set aside assets to meet its obligations under this Plan.


                                   ARTICLE II

                                  PARTICIPATION

     Any Director shall be eligible to participate in the Plan. A Director shall become a Participant by making a deferral election under Section 3.1 or Section 4.1.


                                   ARTICLE III

                                 CASH DEFERRALS

     3.1 Deferral Elections. In order to defer Eligible Income earned during a Plan Year, a Director shall file a Deferral Form with the Corporate Secretary of the Company before the beginning of such Plan Year. Notwithstanding the foregoing, within 30 days of first becoming eligible to participate in the Plan, a Director may file a Deferral Form and elect to defer Eligible Income earned after the filing and during the remainder of the relevant Plan Year. On the Deferral Form, a Director may elect to defer all or a percentage of the Eligible Income earned during a Plan Year.

     3.2 Revision of Elections. A Deferral Form shall remain in effect with respect to Eligible Income earned in subsequent Plan Years, unless the Director notifies the Corporate Secretary of the Company in writing prior to January 1 of a Plan Year that the Form will not be in effect for such Plan Year and subsequent Plan Years.

     3.3 Crediting of Deferrals. Eligible Income deferred by a Participant under the Plan shall be credited to the Participant's Deferred Cash Account as soon as practicable after the amounts would have otherwise been paid to the Participant.

     3.4 Vesting. A Participant shall at all times be 100% vested in any amounts credited to his Deferred Cash Account.

     3.5 Earnings. The Company shall periodically credit gains, losses and earnings to a Participant's Deferred Cash Account, until the full balance of the Deferred Cash Account has been distributed. Amounts shall be credited to a Participant's Deferred Cash Account under this Section based on the results that would have been achieved had amounts credited to the Participant's Deferred Cash Account under Section 3.3 been invested as soon as practicable after crediting into the Investment Options selected by the Participant. The Board shall specify procedures to allow Participants to make elections as to the deemed investment of amounts newly credited to their Deferred Cash Accounts, as well as the deemed investment of amounts previously credited to their Deferred Cash Accounts. Nothing in this Section or otherwise in the Plan, however, will require the Company to actually invest any amounts in such Investment Options or otherwise.

     3.6 Distributions of Deferred Cash Accounts.

     (a) Early Distribution. A Participant may elect in writing on a form supplied by the Company prior to the beginning of a Plan Year to have amounts deferred during the Plan Year (and earnings thereon) paid to the Participant in a lump sum on or about the first business day of April of the fifth Plan Year following the year of deferral. Such an election shall only be effective while the Participant continues to provide services to the Company until such payment date.

     (b) Normal Distribution. A Participant may elect to have payment of amounts that are to be paid on his Normal Distribution Date distributed in a lump sum or in annual installments for a period of 5, 10 or 15 years. Any such election shall be in writing on a form supplied by the Company and shall only be effective if filed with the Company's Corporate Secretary at least 12 months prior to the Participant's Normal Distribution Date. The first installment payment shall be made on a Participant's Normal Distribution Date, and subsequent installments shall be paid on or about the same date of each subsequent year. The amount of each installment payment shall be equal to the balance in the Participant's Deferred Cash Account as of the date of the payment divided by the number of remaining installment payments. Thus, if a Participant elects 10 annual installments, the first payment will equal 1/10th of the balance on the date of payment, the second payment will equal 1/9th of the balance on the date of payment, etc. If a Participant's Deferred Cash Account balance is $5,000 or less at the time of a scheduled installment payment, however, the full Deferred Cash Account balance shall be distributed at such time and no further payments shall be made to the Participant.

     (c) Disability. The Company's Corporate Secretary, in his sole discretion, may immediately accelerate the payment of all amounts due a Participant from his Deferred Cash Account if the Participant so requests and the Company's Corporate Secretary determines that the Participant has suffered a disability. For this purpose, "disability" shall mean a mental or physical condition which qualifies the Participant as being disabled for purposes of any of the plans or programs of the Company under which benefits, compensation, or awards are contingent upon a finding of disability, or, in the opinion of the Company's Corporate Secretary, causes the Participant to be unable to perform his usual duties for the Company.

     (d) General Rule. Absent an effective election under subsection (a) or (b) or a disability under subsection (c), a Participant's Deferred Cash Account balance shall be payable to him in a lump sum as soon as practicable after the Participant's last day of service as a Director.

     3.7 Distributions Upon Death. If a Participant should die before distribution of the full balance of his Deferred Cash Account has been made, any remaining balance shall be distributed as soon as practicable to the beneficiary designated by the Participant in a writing delivered to the Company's Corporate Secretary prior to death. Distribution to the beneficiary shall be made in the method of payment separately designated by the Participant for payment of benefits to such beneficiary, which method must be permitted under Section 3.6. If no method is selected, the Deferred Cash Account shall be paid in the form of payment elected by and for the Participant. If a Participant has not designated a beneficiary or if no designated beneficiary is living on the date of distribution, such amount shall be distributed to the Participant's estate. The Corporate Secretary, in his sole discretion, may elect to accelerate payment of any portion of the unpaid balance of any Deferred Cash Account.

     3.8 Manner of Payment. Any Deferred Cash Account balance or portion thereof to be distributed to a Participant or a beneficiary under the Plan shall be paid in cash. Notwithstanding the foregoing, if a portion of a Participant's Deferred Cash Account is deemed invested in an Investment Option primarily consisting of Shares, the number of such Shares deemed held in the Participant's Deferred Cash Account shall be distributed in lieu of their cash value. The value of any fractional Share deemed held in a Participant's Deferred Cash Account shall be paid in cash. The value of a fractional Share shall be determined for this purpose by the Company's Corporate Secretary.

     3.9 Consolidation of Payments. In any case where a Participant or beneficiary is receiving more than one benefit payment during a Plan Year, the Corporate Secretary, in his sole discretion, may elect to consolidate such payments into a lesser number of payments.

                                   ARTICLE IV

                                 STOCK DEFERRALS

     4.1 Deferrals of Stock Awards. A Director may elect on a Deferral Form to defer receipt of all or a portion of the amount payable under a Stock Award in accordance with the following procedures. Any such election shall be permitted only if and to the extent the terms of any plan or agreement governing the Stock Award permit such a deferral.

     (a) Stock Options and SARs. A Director may elect to defer receipt of all or any portion of the gain attributable to a stock option or stock appreciation right award. Any such election must be made (1) at least six months prior to the date of exercise of the relevant portion of the stock option or stock appreciation right, and (2) before the Plan Year in which such portion of the award becomes vested. Further, the gain to be deferred must be based on a portion of the award that is unvested at the time of the deferral election. In the case of an option exercise, the Director must tender unencumbered Shares equal in value to the total option exercise price and the Shares must have been held in the Director's name for at least six months. Shares held in a Company-sponsored plan may not be used for this purpose.

     (b) Restricted Stock Awards. A Director may elect to defer all or any portion of a Restricted Stock award. Any such election must be made at least 12 months before the date the restrictions on the deferred portion of the Award will lapse.

     4.2 Election Irrevocable. Once an election to defer a Stock Award is made by a Participant under Section 4.1, it shall be permanent and irrevocable.

     4.3 Crediting of Deferrals. Amounts deferred under Section 4.1 shall be credited to the Participant's Deferred Stock Award Account as soon as practicable after they would have been received by the Participant absent the deferral election. Amounts credited to a Participant's Deferred Stock Award Account shall be deemed immediately invested in Shares. Any dividends which would have been received had such amounts actually been invested in Shares will also be credited to the Participant's Deferred Stock Award Account and deemed immediately invested in additional Shares. A Participant shall at all times be 100% vested in any amounts credited to his Deferred Stock Award Account. Nothing in this Section or otherwise in the Plan, however, will require the Company to actually invest amounts credited to a Participant's Deferred Stock Award Account in Shares or otherwise.

     4.4 Distribution of Deferred Stock Award Accounts.

     (a) Early Distribution. A Participant may elect in writing on a form supplied by the Company prior to the beginning of a Plan Year to have amounts deferred during the Plan Year (and earnings thereon) paid to the Participant in a lump sum on or about the first business day of April of the fifth Plan Year following the year of deferral. Such an election shall only be effective if the Participant continues to provide services to the Company until such payment date.

     (b) Normal Distribution. A Participant may elect to have payment of amounts that are to be paid on his Normal Distribution Date distributed in a lump sum or in annual installments for a period of 5, 10 or 15 years. Any such election shall be in writing on a form supplied by the Company and shall only be effective if filed with the Company's Corporate Secretary at least 12 months prior to the Participant's Normal Distribution Date. The first installment payment shall be made on a Participant's Normal Distribution Date, and subsequent installments shall be paid on or about the same date of each subsequent year. The number of Shares to be distributed in each installment payment shall be equal to the number of Shares deemed held in the Participant's Deferred Stock Award Account as of the date of the payment divided by the number of remaining installment payments. Thus, if a Participant elects 10 annual installments, the first installment will consist of 1/10th of the Shares deemed held in the Participant's Deferred Stock Award Account as of the date of the payment, the second installment will consist of 1/9th of the Shares deemed held in the Participant's Deferred Stock Award Account as of the date of the payment, etc. If a Participant's Deferred Stock Award Account balance is $5,000 or less at the time of a scheduled installment payment, however, the full Deferred Stock Award Account balance shall be distributed at such time and no further payments shall be made to the Participant.

     (c) Disability. The Company's Corporate Secretary, in his sole discretion, may immediately accelerate the payment of all amounts due a Participant from his Deferred Stock Award Account if the Participant so requests and the Company's Corporate Secretary determines that the Participant has suffered a disability. For this purpose, "disability" shall mean a mental or physical condition which qualifies the Participant as being disabled for purposes of any of the plans or programs of the Company under which benefits, compensation, or awards are contingent upon a finding of disability, or, in the opinion of the Company's Corporate Secretary, causes the Participant to be unable to perform his usual duties for the Company.

     (d) General Rule. Absent an effective election under subsection (a) or (b) or a disability under subsection (c), a Participant's Deferred Stock Award
Account balance shall be payable to him in a lump sum as soon as practicable after the Participant's last day of service as a Director.

     4.5 Distributions Upon Death. If a Participant should die before full distribution of his Deferred Stock Award Account has been made, any remaining Shares shall be distributed as soon as practicable to the beneficiary designated by the Participant in a writing delivered to the Company's Corporate Secretary prior to death. Distribution to the beneficiary shall be made in the method of payment separately designated by the Participant for payment of benefits to such beneficiary, which method must be permitted under Section 4.4. If no method is selected, the Deferred Stock Award Account shall be paid in the form of payment elected by and for the Participant. If a Participant has not designated a beneficiary or if no designated beneficiary is living on the date of distribution, such amount shall be distributed to the Participant's estate. The Corporate Secretary, in his sole discretion, may elect to accelerate payment of any portion of the unpaid balance of any Deferred Stock Award Account.

     4.6 Manner of Payment. All distributions under this Article IV shall be in the form of Shares, provided that the value of any fractional Share deemed held in a Participant's Deferred Stock Award Account shall be paid in cash. The value of a fractional Share shall be determined for this purpose by the Company's Corporate Secretary.

     4.7 Consolidation of Payments. In any case where a Participant or beneficiary is receiving more than one benefit payment during a Plan Year, the Corporate Secretary may, in his sole discretion, elect to consolidate such payments into a lesser number of payments.



                                    ARTICLE V

                        IMMEDIATE IN-SERVICE WITHDRAWALS

     A Participant who is actively providing services to the Company may request an immediate withdrawal of an amount up to 100% of the balance of the Participant's accounts. Ten percent of the requested amount shall be forfeited from the Participant's accounts as a penalty for the immediate withdrawal. The minimum in-service withdrawal shall be the lesser of (i) $5,000 or (ii) the balance in the Participant's accounts.


                                   ARTICLE VI

                                 ADMINISTRATION

     6.1. General Administration. The Company's Corporate Secretary shall be responsible for the operation and administration of the Plan and for carrying out the provisions hereof. Any matter requiring interpretation of any Plan provision shall be made in the sole and absolute discretion of the Company's Corporate Secretary, which interpretation shall be final and conclusive on any party. The Company's Corporate Secretary shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any actuary, accountant, controller, counsel or other person employed or engaged by the Company with respect to the Plan.

     6.2. Effect of Taxation. Any provision of the Plan shall cease to be operable and any action which may be taken under the terms of the Plan (including without limitation any Participant investment or distribution elections) shall cease to be available, to the extent such provision or permitted action would cause deferrals and earnings under the Plan to be treated as immediately taxable for federal income tax purposes for one or more Participants, as determined by the Company's Corporate Secretary, in his sole discretion. The Corporate Secretary shall notify Participants of any determination under this Section as soon as practicable thereafter.

     6.3. Claims for Benefits. A Participant, his authorized representative or his beneficiary may file a claim for benefits under the Plan. Any claim must be in writing and submitted to the Trustee. Claimants will be notified in writing of the Trustee's decision within 30 days of the date the claim is received by the Trustee. Claimants must follow the claims procedures described in this Section before taking action in any other forum regarding a claim for benefits under the Plan. Any suit or legal action initiated by a claimant under the Plan must be brought by the claimant no later than one year following a decision on the claim for benefits by the Trustee. The one-year period of limitations on suits for benefits will apply in any forum where a claimant initiates such suit or legal action.

     6.4. Indemnification. To the extent not covered by insurance, the Company shall indemnify each employee, officer, director, and agent of the Company, and all persons formerly serving in such capacities, against any and all liabilities or expenses, including all legal fees relating thereto, arising in connection with the exercise of their duties and responsibilities with respect to the Plan, provided however that the Company shall not indemnify any person for liabilities or expenses due to that person's own gross negligence or willful misconduct.

                                   ARTICLE VII

                            AMENDMENT OR TERMINATION

     7.1 Amendment or Termination. The Company intends the Plan to be permanent but reserves the right to amend or terminate the Plan when, in the sole discretion of the Company, such amendment or termination is advisable.

     7.2 Effect of Amendment or Termination. No amendment or termination of the Plan shall adversely affect the rights of any Participant to amounts credited to his Deferred Cash Account or his Deferred Stock Award Account as of the effective date of such amendment or termination. Upon termination of the Plan, distribution of balances in Plan Deferred Cash Accounts and Shares deemed held in Deferred Stock Award Accounts shall be made to Participants and beneficiaries in the manner and at the time described in Articles III and IV of the Plan, unless the Company determines in its sole discretion that all such amounts shall be distributed immediately upon termination. Upon termination of the Plan, no further deferrals of Eligible Income or Stock Awards shall be permitted; however, earnings, gains and losses shall continue to be credited to Participants' Deferred Cash Accounts in accordance with Article III until the Deferred Cash Accounts are fully distributed and deemed dividends on deferred Stock Awards shall continue to be treated as invested in additional Shares in accordance with Article IV.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

     8.1 Rights Unsecured. The right of a Participant or his beneficiary to receive a distribution hereunder shall be an unsecured claim against the general assets of the Company, and neither the Participant nor his beneficiary shall have any rights in or against any amount credited to any Deferred Cash Accounts or Deferred Stock Award Accounts under this Plan or any other assets of the Company. The Plan at all times shall be considered entirely unfunded for tax purposes. Any funds set aside by the Company for the purpose of meetings its obligations under the Plan, including any amounts held by the Trustee, shall continue for all purposes to be part of the general assets of the Company and shall be available to its general creditors in the event of the Company's bankruptcy or insolvency.

     8.2 No Guarantee of Benefits. Nothing contained in the Plan shall constitute a guarantee by the Company or any other person or entity that the assets of the Company will be sufficient to pay any benefits hereunder.

     8.3 No Enlargement of Rights. No Participant or beneficiary shall have any right to receive a distribution under the Plan except in accordance with the terms of the Plan. Establishment of the Plan shall not be construed to give any Participant the right to continue to provide services to the Company.

     8.4 Spendthrift Provision. No interest of any person in, or right to receive a distribution under, the Plan shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind; nor may such interest or right to receive a distribution be taken, either voluntarily or involuntarily for the satisfaction of the debts of, or other obligations or claims against, such person.

     8.5 Applicable Law. The Plan shall be governed by the laws of the State of Oklahoma.

     8.6 Incapacity of Recipient. If any person entitled to a distribution under the Plan is deemed by the Company to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until a claim for such payment shall have been made by a duly appointed guardian or other legal representative of such person, the Company may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Company and the Plan with respect to such payment.

     8.7 Taxes. The Company or other payor may withhold from a benefit payment under the Plan any federal, state or local taxes required by law to be withheld with respect to such payment, and shall report such payments and other
Plan-related information to the appropriate governmental agencies as required under applicable laws.

     8.8 Corporate Successors. The Plan and the obligations of the Company under the Plan shall become the responsibility of any successor to the Company by reason of a transfer or sale of assets of the Company or by the merger or consolidation of the Company into or with any other corporation or other entity.

     8.9 Unclaimed Benefits. Each Participant shall keep the Company informed of his current address and the current address of his designated beneficiary. The Company shall not be obligated to search for the whereabouts of any person if the location of a person is not made known to the Company.

     8.10 Words and Headings. Words in the masculine gender shall include the feminine and the singular shall include the plural, and vice versa, unless qualified by the context. Any headings used herein are included for ease of reference only, and are not to be construed so as to alter the terms hereof.

     IN WITNESS WHEREOF, KERR-McGEE CORPORATION has caused this Kerr-McGee Corporation Deferred Compensation Plan for Non-Employee Directors to be executed by its duly authorized officers on this 16th day of December, 2002.



                                                     KERR-McGEE CORPORATION

ATTEST:


(John F. Reichenberger)                              By:  (Gregory F. Pilcher)
--------------------------------                          --------------------
John F. Reichenberger,
Assistant Secretary